SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                 7/26/99

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the
Trust Agreement, dated as of February 1, 1999, providing for the issuance of First Nationwide Trust 1999-1, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1)

Structured Asset Securities Corporation
(Exact name of registrant as specified in its charter)


Delaware              333-68513-02              74-2440850
(State or Other       (Commission               (I.R.S. Employer
Jurisdiction          File Number)              Identification No.)
of Incorporation)


        200 Vesey Street
        New York, New York                          10285
        (Address of Principal                    (Zip Code)
        Executive Offices)

Registrant's telephone number, including area co(212) 526-5594


Item 5. Other Events.

On Behalf of Structured Assets Securities Corporation, First Nationwide Trust Series 1999-1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 1, 1999 by U.S. Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
March 31, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly distribution to the holders of the Certificates, Due

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                      Date:
                      Amount:

C.      Item 1: Legal Proceedings:              NONE

D.      Item 2: Changes in Securities:          NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 1999-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Distribution
Date           7/26/99
                                      Class     Realized Loss
          Beginning                  Accrued    of Principal
Class      Balance     Principal     Interest     Allocated
  1-A1     99279273.79  1350846.44     517079.55            0
   AP       1643205.06     7284.58           NA             0
 AX (1)     4112306.37         NA       21888.83            0
  2-A1    245840023.90  1337610.62    1331633.46            0
2-A2 (3)    2113902.00   123386.57          0.00            0
  2-A3     21457000.00        0.00     116225.42            0
  2-A4       132100.00        0.00           NA             0
2-A5 (3)   20767944.15        0.00          0.00            0
  2-A6    118479051.46   483818.70     641761.53            0
  2-A7    116000600.00        0.00     628336.58            0
  2-A8    166952076.95   824778.95     904323.75            0
  1-B1       719164.85     2487.14       3745.65            0
  2-B1     13089327.66    11364.15      70900.52            0
  1-B2       360075.68     1245.28       1875.39            0
  2-B2      6545660.44     5682.94      35455.66            0
  1-B3       257478.77      890.46       1341.04            0
  2-B3      2909071.68     2525.66      15757.47            0
  1-B4       205193.81      709.64       1068.72            0
  2-B4      2909071.68     2525.66      15757.47            0
  1-B5       153895.35      532.23        801.54            0
  2-B5      1090279.01      946.58       5905.68            0
  1-B6       206534.73      714.26       1075.70            0
  2-B6      1818664.52     1578.96       9851.10            0
   R            100.00        0.00          1.03            0

TOTAL:    822929695.49  4158928.82    4324786.09            0

        Net Prepmt    Current     Outstanding
        Interest      Interest    Interest      Remaining
Class   Shortfall Amt Shortfall (2Shortfall     Balance
1-A1                 0           0             0  97928427.35
AP                   0           0             0   1635920.48
AX (1)               0           0             0   4060986.16
2-A1                 0           0             0 244502413.28
2-A2 (3)             0           0             0   2001965.73
2-A3                 0           0             0  21457000.00
2-A4                 0           0             0    132100.00
2-A5 (3)             0           0             0  20880437.18
2-A6                 0           0             0 117995232.76
2-A7                 0           0             0 116000600.00
2-A8                 0           0             0 166127298.00
1-B1                 0           0             0    716677.71
2-B1                 0           0             0  13077963.51
1-B2                 0           0             0    358830.40
2-B2                 0           0             0   6539977.50
1-B3                 0           0             0    256588.31
2-B3                 0           0             0   2906546.02
1-B4                 0           0             0    204484.17
2-B4                 0           0             0   2906546.02
1-B5                 0           0             0    153363.12
2-B5                 0           0             0   1089332.43
1-B6                 0           0             0    205820.47
2-B6                 0           0             0   1817085.56
R                    0           0             0       100.00

TOTAL:               0           0             0 818894710.00

(1) Class AX is an Interest-only Class and the Balances reflected for these Certificates are Notional Balances
(2) Negative reflects repayment of Interest Shortfalls in prior periods
(3) Classes 2-A2 and 2-A5 are Accrual Certificates

                      Accrual
        Class         Amount
          2-A2           11,450.30
          2-A5          112,493.03

AMOUNTS PER $1,000 UNIT

          Beginning    Principal  Interest
Class      Balance    Distribution Distribution
  1-A1      972.144391   13.227512      5.063252
  AP        991.178604    4.394047           NA
  AX        963.533806         NA       5.128662
  2-A1      983.360096    5.350442      5.326534
  2-A2      880.792500   51.411071      0.000000
  2-A3     1000.000000    0.000000      5.416667
  2-A4     1000.000000    0.000000      0.000000
  2-A5     1021.843345    0.000000      0.000000
  2-A6      987.325429    4.031823      5.348013
  2-A7     1000.000000    0.000000      5.416667
  2-A8      985.236548    4.867279      5.336698
  1-B1      986.508711    3.411715      5.138066
  2-B1      996.598725    0.865247      5.398243
  1-B2      986.508712    3.411726      5.138055
  2-B2      996.598727    0.865247      5.398243
  1-B3      986.508697    3.411724      5.138084
  2-B3      996.598726    0.865248      5.398243
  1-B4      986.508702    3.411731      5.138077
  2-B4      996.598726    0.865248      5.398243
  1-B5      986.508654    3.411731      5.138077
  2-B5      996.598729    0.865247      5.398245
  1-B6      986.508835    3.411648      5.138059
  2-B6      996.598730    0.865245      5.398243
  R        1000.000000    0.000000     10.300000

AMOUNTS PER $1,000 UNIT

        Realized Loss             Current Period
        of Principal  Remaining   Pass-Through
Class   Allocated     Balance     Rate
  1-A1         0.00000   958.91688        6.250%
  AP           0.00000   986.78456           NA
  AX           0.00000   951.50923        6.387%
  2-A1         0.00000   978.00965        6.500%
  2-A2         0.00000   834.15239        6.500%
  2-A3         0.00000  1000.00000        6.500%
  2-A4         0.00000  1000.00000           NA
  2-A5         0.00000  1027.37833        6.500%
  2-A6         0.00000   983.29361        6.500%
  2-A7         0.00000  1000.00000        6.500%
  2-A8         0.00000   980.36927        6.500%
  1-B1         0.00000   983.09700        6.250%
  2-B1         0.00000   995.73348        6.500%
  1-B2         0.00000   983.09699        6.250%
  2-B2         0.00000   995.73348        6.500%
  1-B3         0.00000   983.09697        6.250%
  2-B3         0.00000   995.73348        6.500%
  1-B4         0.00000   983.09697        6.250%
  2-B4         0.00000   995.73348        6.500%
  1-B5         0.00000   983.09692        6.250%
  2-B5         0.00000   995.73348        6.500%
  1-B6         0.00000   983.09719        6.250%
  2-B6         0.00000   995.73349        6.500%
  R            0.00000  1000.00000        6.500%


Reports to Certificateholders
Trust Agreement Dated February 1, 1999
(Pursuant to Section 4.03)


                                  Group 1       Group 2          Total
i) Beg Aggregate Scheduled Prin Ba  101352386.06 721577309.42 822929695.48
Scheduled Principal                    350546.54    626583.67    977130.21
Curtailment and Paid in Full            52593.97    234540.83    287134.80
Paid in Full                           954923.54   1815796.95   2770720.49
Liquidation Proceeds                        0.00         0.00         0.00
Insurance Proceeds                          0.00         0.00         0.00
Realized Loss                               0.00         0.00         0.00
End Aggregate Scheduled Prin Bal     99994322.01 718900387.97 818894709.98

ii) Aggregate Advances            Group 1       Group 2          Total
Principal Advances                     117256.34    207518.83    324775.17
Interest Advances                      192597.86   1399988.23   1592586.09

iii) Realized Losses
Realized Losses                   Group 1       Group 2          Total
        Current                             0.00         0.00         0.00
        Since Cutoff                        0.00         0.00         0.00

Special Hazard Loss Amount
        Current                             0.00         0.00         0.00
        Since Cutoff                        0.00         0.00         0.00

Fraud Loss Amount
        Current                             0.00         0.00         0.00
        Since Cutoff                        0.00         0.00         0.00

Bankruptcy Loss Amount
        Current                             0.00         0.00         0.00
        Since Cutoff                        0.00         0.00         0.00

                                  Group 1       Group 2          Total
iv) Servicing Fee                       21115.08    150328.61    171443.69


v) Mortgage Loans Outstanding and Delinquency Information
Outstanding Loans     Group 1     Group 2           Total
        Count                                                2,473
        Balance        99994322.01  718900387.97 818894709.98

31-60 Days Delinquent
        Count                    0             1            1
        Balance               0.00    327,109.81   327,109.81

61-90 Days Delinquent
        Count                    0             0            0
        Balance               0.00          0.00         0.00

91 Days or More Delinquent
        Count                    0             0            0
        Balance               0.00          0.00         0.00


vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
31-60 Days Delinquent Group 1     Group 2           Total
        Count                    0             0            0
        Balance               0.00          0.00         0.00

61-90 Days Delinquent
        Count                   0             0            0
        Balance              0.00          0.00         0.00

91 Days or More Delinquent
        Count                    0             0            0
        Balance               0.00          0.00         0.00

vii) Mortgage Loans becoming REO Property during the preceding calendar month

                                                   Deemed
                          Loan      Principal     Principal
            Group        Number      Balance       Balance
              0            0            0           0.00

viii) Deleted and Qualifying Sustitute Mortgage Loans
                                       Loan       Principal
                         Group        Number       Balance
                                 0             0         0.00

                      Group 1     Group 2       Total
ix) Unpd Prin                 0.00          0.00         0.00
    Unpd Int                  0.00          0.00         0.00

                                  Loan          Principal
                      Group       Number        Balance
x) Purchased                     0             0         0.00
Mortgage Loans

xi) Class 2-A3 Guaranteed Distributions paid            0.00


xii) Class 2-A3 Certificate Insurance Premium         715.00



                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                  STRUCTURED ASSET SECURITIES

                      By: /s/ Eve Kaplan
                      Name:       Eve Kaplan
                      Title:      Vice President


        Dated:           31-Jul-99